EXHIBIT (10.8)

FIRST AMENDMENT
TO
FIRST INTERSTATE BANCORP
1991 DIRECTOR OPTION PLAN
(as amended and restated)


	First Interstate Bancorp adopted the First Interstate
Bancorp 1991 Director Option Plan effective October 16,
1990.

	In order to have a consistent definition of Change in Control among First Interstate Bancorp's various plans, this Amendment is being adopted. This Amendment is effective
June 20, 1994.  The definition of Change in Control in
Section 7, Change in Control is amended by revising it to read as follows:

	Any Option granted hereunder shall become immediately exercisable to the full extent theretofore not exercisable upon the occurrence of a Change in Control. Change in Control of the Company means and shall be deemed to have occurred if and when any one of the following five events occurs: (a) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the Exchange
Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (b) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of Directors do not constitute a majority of the Board of Directors following such election; (c) the stockholders of the Company approve the dissolution or liquidation of the Company; (d) the stockholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company (Excluding from the term former stockholders a stockholder who is, or as a result of the transaction in question becomes, an affiliate, as that term is used in the Exchange Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (e) the stockholders of the Company approve the sale of substantially all of the Company's business and/or assets to a person or entity which is not a Subsidiary.

	Executed at Los Angeles, California this 20th day of
July, 1994.

								FIRST
INTERSTATE BANCORP


								By:
________________________

Executive Vice President


								By:
________________________

   Secretary



EXHIBIT (10.8)



THIRD AMENDMENT
	TO
	FIRST INTERSTATE BANCORP
	1991 DIRECTOR OPTION PLAN
(as amended and restated)


	First Interstate Bancorp adopted the First Interstate
Bancorp 1991 Director Option Plan effective October 16, 1990.

	This Amendment is being adopted to modify the definition of Change in Control. This Amendment is effective January 21,
1996.

	1.      The definition of Change in Control in Section 7,
Change in Control is amended by deleting 50% in clause (d) and inserting 60% in its place.



	Executed at Los Angeles, California this 26th day of
March, 1996.



							FIRST INTERSTATE
BANCORP



	By:_________________________
							    Executive Vice
President



	By:_________________________
								Secretary
W032796C.DOC